                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2006

                                 ORTHODONTIX, INC.
           (Exact Name of Registrant as Specified in its Charter)

              Florida              000-27836                   65-0643773
 (State or other jurisdiction      Commission                (IRS Employer
       of incorporation)           File Number            Identification No.)

                         1428 Brickell Avenue, Suite 105
                               Miami, Florida 33131
                   (Address of principal executive offices)

                                  (305) 371-4112
                          (Registrant's Telephone Number)

                                  Not Applicable
               (Former name, former address and former fiscal year,
                           if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CRFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











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ITEM 5.02(d)     APPOINTMENT OF NEW DIRECTOR

     On July 5, 2006, the directors of Orthodontix, Inc. (the "Company") appointed Dr. Curtis Lockshin to fill one of the vacancies on its Board of Directors. This appointment brings the number of directors on the Orthodontix board to four.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 99.1  Press Release dated July 6, 2006.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ORTHODONTIX, INC.
                                   (Registrant)


Dated: July 5, 2005             By: /s/ Glenn L. Halpryn
                                    ---------------------------------------
                                    Glenn L. Halpryn
                                    Chief Executive Officer





























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EXHIBIT 99.1  Press Release


      Dr. Curtis Lockshin joins Orthodontix, Inc. 's Board of Directors


Miami, Florida July 6, 2006 / OTIX (OTC:BB) Orthodontix announced today that it has appointed Dr. Curtis Lockshin to fill one of the vacancies on its Board of Directors.

"Curt Lockshin brings over 12 years of pharmaceutical experience and leadership skills to this role", said Glenn Halpryn, Chairman and Director of Orthodontix Inc. "We are delighted to welcome Dr. Lockshin to Orthodontix's Board of Directors, and we look forward to benefiting from his substantial experience."

Dr. Lockshin is a consultant with expertise across all areas of drug discovery and development; his consulting activity is presently focused on small companies that seek to leverage their technology assets inside healthcare, biotechnology, and security sectors. While at Sepracor Inc., Dr. Lockshin was instrumental in establishing the company's New Leads program, which delivered novel chemical entities into the preclinical pipeline. At Beyond Genomics, Inc., he co-developed strategies for utilizing the company's technology platforms in clinical trial optimization and prediction of off-target drug activities. Dr. Lockshin is a co-inventor on several U.S. patents and applications, covering pharmaceuticals, biomaterials, and optics for remote biochemical sensing. He holds a Bachelor's degree in Life Sciences and a PhD in Biological Chemistry, both from MIT.

This appointment brings the number of directors on the Orthodontix Board to four.





     CONTACT:     Orthodontix, Inc., Miami
                  Glenn L. Halpryn, 305-371-4112





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